   As filed with the Securities and Exchange Commission on December 23, 1997

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 18, 1997


                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)


           Maryland                         1-12252              13-3675988
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


           Two North Riverside Plaza, Suite 400
                    Chicago, Illinois                              60606
         (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (312) 474-1300

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

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

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

     Exhibit
     Number      Exhibit
     -------     -------
        1        Form of Terms Agreement dated December 18, 1997 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file
                 no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement, which Terms Agreement incorporates the terms and provisions of Equity Residential Properties Trust (a
                 Maryland real estate investment trust) -- Common Shares of
                 Beneficial Interest, Preferred Shares of Beneficial Interest
                 and Depositary Shares -- Standard Underwriting Provisions,
                 dated May 16, 1997, which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no.
                 333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto and which, as this
                 Form 8-K filing is incorporated by reference in registration statement no. 333-32183, is set forth in full in such
                 registration statement.

        5        Opinion of Rosenberg & Liebentritt, P.C., with an opinion of
                 Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no.
                 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EQUITY RESIDENTIAL PROPERTIES TRUST


Date: December 23, 1997       By:   /s/ Bruce C. Strohm
                                    -------------------------------------------
                                    Bruce C. Strohm, Secretary, Executive Vice
                                    President and General Counsel

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